SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 21, 2003

Date of Earliest Event Reported: August 21, 2003

MILLENNIUM CHEMICALS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12091 (Commission File Number)	22-3436215 (I.R.S. Employer Identification Number)

Prior to September 1, 2003:
230 Half Mile Road
Red Bank, New Jersey 07701

;on and after September 1, 2003:
20 Wight Avenue
Suite 100
Hunt Valley, MD 21030

(Address of principal executive offices)

Registrant’s telephone number, including area code:	Prior to September 1, 2003 (732) 933-5000
;on and after September 1, 2003 (410) 229-4400

Item 7.	Financial Statements and Exhibits.

Exhibit	Description

99.2	Investor presentation made August 21, 2003

Item 9.	Regulation FD Disclosure.

On August 21, 2003, the registrant made the investor presentation furnished in Exhibit 99.2 as part of its earnings release web cast. The foregoing shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Exhibit 99.2 contains certain “non-GAAP financial measures.” The reasons for using non-GAAP financial measures are explained on page 3 and 4 of our Annual Report on Form 10-K for the year ended December 31, 2002.

Item 12.	This presentation is being furnished pursuant to Item 9 and Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: August 21, 2003

MILLENNIUM CHEMICALS INC.
By:	/C. William Carmean/

C. William Carmean Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.2	Investor presentation made August 21, 2003